<PLAINTEXT>
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Monetta Family
of Mutual Funds

No-Load






Monetta Fund

Monetta Trust

  Select Technology Fund                      [PHOTO APPEARS HERE]
    (Formerly Small-Cap Fund)

  Mid-Cap Equity Fund

  Blue Chip Fund
    (Formerly Large-Cap Fund)

  Balanced Fund

  Intermediate Bond Fund

  Government Money                             Annual Report
     Market Fund
                                               December 31, 2002






1-800-MONETTA
  www.monetta.com

                                TABLE OF CONTENTS

Performance Highlights
   Monetta Fund .....................................  4
   Monetta Select Technology Fund ...................  5
   Monetta Mid-Cap Equity Fund ......................  6
   Monetta Blue Chip Fund ...........................  7
   Monetta Balanced Fund ............................  8
   Monetta Intermediate Bond Fund ...................  9
   Monetta Government Money Market Fund ............. 10

Schedule of Investments
   Monetta Fund ..................................... 11
   Monetta Select Technology Fund ................... 13
   Monetta Mid-Cap Equity Fund ...................... 14
   Monetta Blue Chip Fund ........................... 16
   Monetta Balanced Fund ............................ 17
   Monetta Intermediate Bond Fund ................... 20
   Monetta Government Money Market Fund ............. 22

Financial Statements
   Statements of Assets & Liabilities ............... 24
   Statements of Operations ......................... 25
   Statements of Changes in Net Assets .............. 26
   Notes to Financial Statements .................... 28

Independent Auditors' Report ........................ 36

Directors/Trustees .................................. 37

Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2002, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. The Prospectus contains more complete information about the Monetta Funds, including risks, fees and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/03

Dear Fellow Shareholders:                                       January 21, 2003

The stock market suffered its worst yearly performance in 25 years and third consecutive down year. The average diversified equity mutual fund last year declined approximately 22%. Funds that emphasized growth stocks were particularly hard hit, with average losses exceeding 28%. The worst performing fund sector was concentrated in technology stocks, which plummeted 43%, on average.

On the other hand, fixed income investments posted positive results last year as the average long-term bond fund was up approximately 8%. This was the third year in a row that bonds posted gains, as short-term interest rates fell to their lowest levels in decades.

Last year can best be described as a crisis of confidence with respect to the financial markets. The willingness of consumers to keep spending was the only engine of economic growth. We are at the point now where we need increased capital spending to reenergize the economy, as consumer spending will likely slow.

The disparity between stock and bond returns over the past few years was the winding down of the longest business expansion on record (1990's). The slowdown in business spending resulted in layoffs, capital restructuring and lower earnings expectations. Although it appears that the economy has stabilized, the longer-term outlook remains cloudy.

Many financial experts suggest trimming fixed income exposure, especially in the long-term bond market. Expectations are for an average return of 4%, by investing primarily in the short to intermediate bond sector. At the same time, there is very little interest in the stock market, as concerns over economic growth, valuation and geopolitical risk remain.

Despite the considerable uncertainties over economic growth and possible war with Iraq, we believe stocks are attractive and should move higher when the economy improves. The areas we find most attractive include the technology and financial sectors.

No doubt last year had many investment challenges but with challenges come opportunities for growth. We look forward to an improving business environment in 2003 and thank you for your continued support.


Sincerely,

/s/ Robert S. Bacarella                     /s/ Timothy R. Detloff
-----------------------                     -----------------------
Robert S. Bacarella                         Timothy R. Detloff, CPA
President/Founder and                       Vice President and
Portfolio Manager                           Portfolio Manager

--------------------------------------------------------------------------------
Monetta Fund                                               Period ended 12/31/02
--------------------------------------------------------------------------------

Investment Objective:       Market Capitalization:            Total Net  Assets:
---------------------       ----------------------            ------------------
Capital Appreciation        $53.7 billion                          $56.4 million
--------------------------------------------------------------------------------

PERFORMANCE:              Average Annual Total Return
-----------
                          1 Year     5 Year    10 Year
                          ------     ------    -------
Monetta Fund            - 15.27%   - 4.94%       1.85%
Russell 2000*           - 20.48%   - 1.36%       7.16%
Russell 2000 Growth*    - 30.26%   - 6.59%       2.62%
Russell 3000 Growth*    - 28.04%   - 4.11%       6.30%

[Mountain Chart Appears Here]


Date         Monetta Fund        Russell 2000 Index             Russell 2000 Growth         Russell 3000 Growth
  12/92              10,000                      10,000                         10,000                      10,000
   3/93               9,337                      10,427                          9,821                       9,910
   6/93               9,349                      10,655                         10,103                       9,787
   9/93              10,137                      11,587                         11,046                       9,994
  12/93              10,049                      11,891                         11,336                      10,369
   3/94               9,784                      11,575                         10,875                       9,915
   6/94               9,253                      11,124                         10,192                       9,767
   9/94               9,905                      11,897                         11,143                      10,535
  12/94               9,425                      11,674                         11,061                      10,598
   3/95              10,333                      12,212                         11,667                      11,564
   6/95              11,047                      13,357                         12,824                      12,703
   9/95              12,424                      14,676                         14,283                      13,885
  12/95              12,066                      14,994                         14,494                      14,473
   3/96              12,252                      15,759                         15,326                      15,256
   6/96              12,631                      16,548                         16,222                      16,218
   9/96              12,609                      16,604                         16,083                      16,727
  12/96              12,261                      17,468                         16,126                      17,640
   3/97              11,371                      16,564                         14,435                      17,546
   6/97              13,708                      19,249                         16,969                      20,843
   9/97              16,449                      22,114                         19,840                      22,599
  12/97              15,472                      21,373                         18,214                      22,710
   3/98              17,173                      23,523                         20,378                      26,079
   6/98              15,633                      22,427                         19,208                      27,011
   9/98              11,959                      17,908                         14,913                      24,240
  12/98              14,074                      20,828                         18,438                      30,662
   3/99              12,493                      19,700                         18,128                      32,428
   6/99              14,300                      22,763                         20,801                      33,920
   9/99              14,468                      21,324                         19,779                      32,644
  12/99              21,364                      25,256                         26,383                      41,034
   3/00              25,400                      27,045                         28,832                      44,027
   6/00              24,561                      26,022                         26,707                      42,691
   9/00              23,066                      26,310                         25,646                      40,435
  12/00              17,950                      24,492                         20,466                      31,835
   3/01              14,688                      22,898                         17,355                      25,308
   6/01              15,998                      26,169                         20,474                      27,619
   9/01              12,402                      20,729                         14,725                      22,091
  12/01              14,169                      25,100                         18,577                      25,587
   3/02              13,849                      26,099                         18,213                      24,937
   6/02              13,011                      23,920                         15,354                      20,331
   9/02              11,930                      18,801                         12,049                      17,181
  12/02              12,006                      19,959                         12,954                      18,414

Monetta                 $12,006
Russell 2000 Index      $19,959
Russell 2000 Growth     $12,954
Russell 3000 Growth     $18,414

*Source Frank Russell Company

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION:
--------------------------------------------------------------------------------

[Pie Chart Appears Here]

Oil & Gas/Services            7.2%
Software                      6.0%
Home Builders                 5.8%
Healthcare-Products/Services  5.6%
Banks                         5.0%
Semiconductors                5.0%
Savings & Loans               4.0%
Retail                        2.8%
All Other Industries          7.6%
(A)                          51.0%


(A) Short-term investments net of other assets and liabilities


TOP 5 EQUITY HOLDINGS:                % of Net Assets
                                      ---------------
Microsoft Corp.                               4.58%
Wachovia Corp.                                3.23%
AutoZone, Inc.                                2.76%
New York Community Bancorp, Inc.              2.56%
Henry Schein, Inc.                            2.55%
                                             ------
Total Top 5 Holdings                         15.68%
                                             ------

--------------------------------------------------------------------------------
COMMENTARY
--------------------------------------------------------------------------------
The Monetta Fund posted a return of negative 15.27% during 2002, well ahead of the Russell 2000 Growth Index return of negative 30.26%. In addition, the Fund outperformed the S&P 500 Index and the NASDAQ Composite returns of negative 23.36% and 31.53%, respectively.

While we were not pleased with a negative return, the fund has performed very well versus its peer group, especially over the past 3 years. For the One, Three, Five and Ten-year periods, ended December 31, 2002, the fund ranked 25th out of 498 funds, 134th out of 340 funds, 156th out of 222 funds and 57th out of 63 funds, respectively in the Lipper* Mid-Cap Growth category. We continue to aggressively manage the fund to minimize losses and protect principal, which has resulted in unusually high portfolio turnover. Due to the current market conditions, we expect to continue this active approach for the near future.

The severity of the market decline, coupled with our sell discipline and lack of attractive investment prospects, created an unusual market condition which resulted in a large cash position of 47% at year-end. To find attractive investment opportunities in companies regardless of their size, the Fund removed all market capitalization restrictions, as reported to you in the Prospectus Supplement dated January 1, 2003. As we return to normal market conditions, the equity exposure in the Fund will increase accordingly.

The Fund had a number of stocks which performed reasonably well in 2002. In the technology sector, the winners included Linear Technology Corp. and Maxim Integrated Products, representing 1.5% and 0.9% of net assets, respectively. Both of these companies manufacture high performance analog circuits, an area of technology with high entry barriers, which allowed these companies to continue to command high pricing. Unfortunately, some of the losers were Oracle, representing 1.37% of net assets at year-end, and Intel. Although Intel and Oracle were sold in 2002, we repurchased Oracle, as we believe their fortunes will improve in 2003 as we anticipate businesses will increase their software expenditures.

We believe that the economy is beginning to show some signs of life, which may present more investment opportunities than were present over the past few years.

*Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Monetta Select Technology Fund (Formerly Small-Cap Fund) Period ended 12/31/02
--------------------------------------------------------------------------------

Investment Objective:        Market Capitalization:            Total Net Assets:
---------------------        ----------------------            -----------------
Capital Appreciation         $57.4 billion                          $1.5 million
--------------------------------------------------------------------------------

PERFORMANCE:                Average Annual Total Return
------------

                                                             Since Inception
                                                             ----------------
                                           1 Year    5 Year      2/1/97
                                           ------    ------      ------
Monetta Select Technology Fund            -48.13%   -12.32%     -4.48%
Merrill Lynch 100 Technology Index*       -41.49%    -1.20%      0.23%
S&P 500*                                  -22.09%    -0.58%      3.41%

[Mountain Chart Appears Here]


      Date   Select Tech      Merrill Lynch 100 Tech          S&P 500
     12/96        10,000                      10,000           10,000
      3/97         9,490                       8,579            9,631
      6/97        11,820                       9,972           11,311
      9/97        15,089                      12,158           12,158
     12/97        14,716                      10,770           12,507
      3/98        15,956                      12,454           14,250
      6/98        15,317                      13,049           14,723
      9/98        12,237                      11,609           13,263
     12/98        14,278                      17,218           16,102
      3/99        13,223                      19,164           16,904
      6/99        15,930                      23,253           18,096
      9/99        16,057                      24,625           16,967
     12/99        23,260                      40,114           19,490
      3/00        26,191                      48,980           19,936
      6/00        23,347                      43,847           19,406
      9/00        24,327                      42,215           19,217
     12/00        18,902                      25,646           17,715
   	3/01		15,712                      17,965           15,615
      6/01		16,977                      20,751           16,529
      9/01        12,676                      12,268           14,104
     12/01        14,679                      17,326           15,611
      3/02        12,747                      16,812           15,640
      6/02         8,714                      11,671           13,546
      9/02         6,346                       8,001           11,207
     12/02         7,615                      10,137           12,151

Select Tech                   $ 7,615
Merrill Lynch 100 Tech        $10,137
S&P 500                       $12,151

*Source Bloomberg L.P. and Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested. Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected on the graph. Had they been reflected, the value of a $10,000 investment from inception to December 31, 2002, for the Russell 2000 Stock and Growth Indices, would have been $11,204 and $7,837, respectively. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

[Pie Chart Appears Here]

Telecommunications                              17.5%
Software                                        17.4%
Semiconductor Components-Electronic             16.4%
Internet                                        13.6%
Computers                                       12.7%
Semiconductor Components-Integrated Circuits     8.1%
Semiconductor Equipment                          5.8%
All Other Industries                             5.7%
(A)                                              2.8%


(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
--------------------------------------------------------------------------------

                               % of Net Assets
                               ---------------
Microsoft Corp.                          8.13%
Dell Computer Corp.                      5.48%
Cisco Systems, Inc.                      5.37%
Int'l Business Machines Corp.            5.30%
KLA-Tencor Corp.                         4.83%
                                        ------
Total Top 5 Holdings                    29.11%
                                        ------

COMMENTARY
--------------------------------------------------------------------------------
The Monetta Select Technology Fund posted a return of negative 48.13% during 2002. The major technology based indices, which include the Inter@ctive Internet, Merrill Lynch 100 Technology, and Goldman Sachs Technology, declined 43.14%, 41.49% and 40.43%, respectively, for the same period.

The underperformance versus our benchmarks in 2002 was due to a poor showing in the first quarter of 2002, where the Fund lagged the Merrill Lynch 100 Technology and Goldman Sachs Technology Indexes by 10.26% and 5.90% respectively. Compared to the Fund, these indices had a higher weighting of large technology stocks, which performed better in the early technology sell off of 2002.

Despite a strong fourth quarter, the technology sector had an extremely disappointing year. We believe that stocks were under pressure because their business fundamentals were deteriorating. Revenue and/or earnings growth have been very difficult to come by in this sector over the past few years, and thus the stocks have performed poorly.

On a positive note, we saw earnings and revenues begin to stabilize in the third quarter of 2002, and early indications are that the fourth quarter will continue this trend. We believe this is why the technology indices were up in general over 20% in the fourth quarter. The market is beginning to discount the better news.

The technology industry is a dynamic sector characterized by extremes in both stock price movements and business fundamentals. Therefore, we have taken the approach to invest primarily in the leading companies within each of the technology sector subgroups.

We firmly believe that if the technology sector begins to demonstrate revenue and earnings growth in 2003, the stocks will do quite well. The tremendous leaps in productivity that have occurred over the last 15 years are due in large part to the technology revolution. If you believe that technology will continue to power our economy going forward, then we believe now is the time to invest in this dynamic sector of the economy. We hope to report to you continued progress in this sector in 2003.

Monetta Mid-Cap Equity Fund                                Period ended 12/31/02

Investment Objective:         Market Capitalization:           Total Net Assets:
---------------------         ----------------------           -----------------
Capital Appreciation          $6.5 billion                          $5.5 million
--------------------------------------------------------------------------------

PERFORMANCE:                         Average Annual Total Return
-----------
                                                                 Since Inception
                                  1 Year          5 Year             3/1/93
                                  ------          ------             ------
Monetta Mid-Cap Equity Fund       -27.29%         -11.27%                4.34%
S&P 400 Mid-Cap Index*            -14.51%           6.41%               12.19%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]

Date                       MidCap       S&P 400
    3/1/93                   10,000           10,000
      3/93                   11,670           10,186
      6/93                   11,880           10,423
      9/93                   13,120           10,948
     12/93                   13,540           11,239
      3/94                   13,475           10,812
      6/94                   13,109           10,417
      9/94                   13,887           11,122
     12/94                   13,835           10,835
      3/95                   14,832           11,712
      6/95                   16,533           12,745
      9/95                   17,600           13,989
     12/95                   17,230           14,189
      3/96                   18,714           15,063
      6/96                   19,103           15,497
      9/96                   19,852           15,948
     12/96                   21,398           16,914
      3/97                   21,310           16,662
      6/97                   24,272           19,111
      9/97                   27,756           22,184
     12/97                   27,633           22,369
      3/98                   30,234           24,831
      6/98                   29,348           24,300
      9/98                   22,909           20,784
     12/98                   27,395           26,643
      3/99                   27,132           24,943
      6/99                   30,623           28,472
      9/99                   29,068           26,081
     12/99                   42,017           30,564
      3/00                   50,959           34,442
      6/00                   48,253           33,306
      9/00                   50,608           37,352
     12/00                   36,685           35,914
      3/01		           21,637           32,046
      6/01 		           26,144           36,264
      9/01	  		     19,273           30,255
     12/01			     20,889           35,695
      3/02			     20,325           38,093
      6/02			     17,758           34,547
      9/02			     14,625           28,833
     12/02			     15,188           30,514

Midcap     $15,188
S&P 400    $30,514

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION
            [PIE CHART APPEARS HERE]

(A)                                         7.5%
Semiconductors                             14.1%
Oil&Gas/Services                           11.2%
Miscellaneous                               8.2%
Software                                    7.8%
Retail                                      7.6%
Internet                                    6.9%
Healthcare-Services                         4.8%
Banks                                       4.6%
Savings & Loans                             4.5%
All Other Industries                       22.8%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                 % of Net Assets
                                 ---------------
Int'l Game Technology Co.                  2.74%
Halliburton Co.                            2.70%
Wellpoint Health Networks, Inc.            2.57%
Cabot Microelectronics Corp.               2.56%
Paychex, Inc.                              2.52%
                                          ------
Total Top 5 Holdings                      13.09%
                                          ------

COMMENTARY

The Monetta Mid-Cap Equity Fund declined 27.29% for the year ended December 31, 2002. The Fund exceeded the average return of the Lipper Mid-Cap Growth fund category, which declined 28.47% but lagged the S&P Mid-Cap 400 Index, which was down 14.51%. The Fund's performance variance to the index was primarily due to the Fund's under weightings in the financial and biotechnology sectors.

The Fund basically tracked the relative performance of the Lipper Mid-Cap Growth investment portfolios. The Fund remained fully invested throughout the year and was adequately diversified within industry sectors. The largest sector weightings were in the technology and financial groups, which represented 37.8% and 11.6% of the net portfolio value at year-end.

The best performing holdings last year included Halliburton Co. and Sealed Air Corp., which benefited from the asbestos related settlements; and KLA-Tencor Corporation, a semiconductor equipment company, representing 2.7%, 0.0% and 1.9% respectively of year-end net asset value. The worst performing securities were primarily in the technology sector as a result of lackluster earnings growth and skepticism that the outlook would improve soon.

The extreme market volatility triggered sell disciplines resulting in a constant rebalancing of the portfolio thereby increasing the Fund's turnover compared to the prior year. As emphasized before, this is an aggressive growth portfolio where we seek returns primarily from earnings growth and earnings multiple expansion. We tend to own strong business franchises that may perform better in an improving economic environment. As economic conditions improve and the geopolitical issues are resolved, we expect good relative fund performance.

We appreciate the investment of your hard earned savings in this fund. Bear markets are painful but historically have been great long-term investment opportunities. Thank you for your continued support and we look forward to justifying your confidence.

Monetta Blue Chip Fund (Formerly Large-Cap Fund)           Period ended 12/31/02

Investment Objective:       Market Capitalization:             Total Net Assets:
---------------------       ----------------------             -----------------
Capital Appreciation        $110.3 billion                          $1.9 million
--------------------------------------------------------------------------------

PERFORMANCE:                                Average Annual Total Return
------------
                                                        Since Inception
                                                        ---------------
                                  1 Year     5 Year         9/1/95
                                  ------     ------         ------
Monetta Blue Chip Fund           -30.55%    -14.51%         -3.26%
S&P 500 Index*                   -22.09%     -0.58%          8.01%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date        Blue Chip Fund      S&P 500
9/95                 10,000           10,482
12/95                10,574           11,105
3/96                 11,344           11,701
6/96                 11,923           12,225
9/96                 12,864           12,603
12/96                13,555           13,653
3/97                 13,842           14,020
6/97                 15,621           16,465
9/97                 17,333           17,699
12/97                17,167           18,207
3/98                 18,413           20,745
6/98                 18,008           21,433
9/98                 14,165           19,307
12/98                18,716           23,441
3/99                 21,543           24,608
6/99                 22,880           26,343
9/99                 22,366           24,699
12/99                28,820           28,372
3/00                 31,838           29,022
6/00                 30,259           28,250
9/00                 30,029           27,976
12/00                24,512           25,788
3/01                 13,555           22,732
6/01                 14,260           24,062
9/01                  9,898           20,532
12/01                11,291           22,725
3/02                 10,618           22,768
6/02                  8,834           19,719
9/02                  7,320           16,314
12/02                 7,842           17,689

BlueChip Fund    $7,842
S&P 500         $17,689

Past performance is no guarantee of future results. The principal value and return on your i nvestment will fluctuate and, on redemption, may be worth more or less than you r original cost. The hypothetical graph above to the right compares the cha nge in value of a $10,000 investment in the Monetta Blue Chip Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap com panies. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION

             [PIE CHART APPEARS HERE]

Diversified Financial Services               20.7%
Software                                     14.7%
Telecommunications                           12.4%
Healthcare-Products                           8.7%
Pharmaceuticals                               4.9%
Beverages                                     4.7%
Computers                                     4.3%
Media                                         4.1%
Retail                                        4.1%
All Other Industries                         13.5%
(A)                                           7.9%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                  % of Net Assets
                                  ---------------
Oracle Corp.                                5.77%
Johnson & Johnson Co.                       5.74%
Citigroup, Inc.                             5.64%
Microsoft Corp.                             4.98%
Pfizer, Inc.                                4.90%
                                           ------
Total Top 5 Holdings                       27.03%
                                           ------

COMMENTARY

The Monetta Blue Chip Fund declined 30.55% for the year ended December 31, 2002. This compares to a negative 28.63% return of the average Lipper Large-Cap Growth fund category and a 22.09% decline of the S&P 500 Stock Index. Fund performance was primarily driven by the poor returns of its technology holdings which include Intel Corporation, Cisco Systems, Inc., Microsoft Corporation and Oracle Corporation, representing 3.3%, 4.9%, 5.0% and 5.8%, respectively, of net assets at year-end.

Although the portfolio was diversified within industry sectors and concentrated in the industry leaders, valuations plummeted as a result of disappointing economic news and ongoing geopolitical worries.

Throughout the year the Fund remained fully invested. We attempted to overweight certain industry sectors around core positions, which did improve overall performance that in turn increased the Fund's turnover compared to the prior year. However, these sector shifts were not enough to offset the declines in the Fund's core holdings.

Some of the best performing securities last year included United Healthcare Group Inc., Morgan Stanley Corp. and AutoZone, Inc. These securities were sold, and profits realized. Some of the worst performers included General Electric Company, Citigroup, Inc. and Pfizer, Inc., representing 2.6%, 5.6% and 4.9%, respectively, of net assets at year-end.

Although investment returns were disappointing, we believe the Fund's current industry weightings and solid growth stock emphasis is the right approach for this economic environment and market. Our conviction in the long-term growth prospects of each holding is based on their solid financial strength and industry dominance. We believe that as economic prospects improve and the geopolitical issues subside these industry leaders will be the first to lead the market out of its bearish trend.

The last few years have been punishing for growth stock funds like this - the market took no prisoners. Our stocks are valued cheaply against the growth we expect and therefore we look forward to a change in market sentiment that favors the growth stock sector.

Thank you for your continued support during these difficult times. We look forward to an improving market environment and return to a strong absolute returns.

Monetta Balanced Fund                                      Period ended 12/31/02

Investment Objective:          Market Capitalization:    Average Maturity:
---------------------          ----------------------    -----------------
Capital Appreciation/Income    $96.2 billion             6.6 Years
-------------------------------------------------------------------------------
Total Net Assets:
-----------------
$4.3 million
-------------------------------------------------------------------------------

PERFORMANCE:                           Average Annual Total Return
------------                    ----------------------------------
                                                   Since Inception
                                                   ---------------
                                 1 Year      5 Year    9/1/95
                                --------    -------    ------
Monetta Balanced Fund           - 14.28%    - 1.11%     5.99%
S&P 500 Index*                  - 22.09%    - 0.58%     8.01%
Lehman Bros. Gov't/Credit
   Bond Index*                    11.04%      7.62%     7.71%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date                   Balanced         S&P 500           Lehman Corp/Govt
      9/95                    10,000          10,482                  10,000
     12/95                    10,616          11,105                  10,573
      3/96                    11,131          11,701                  10,326
      6/96                    11,913          12,225                  10,374
      9/96                    12,547          12,603                  10,557
     12/96                    13,369          13,653                  10,880
      3/97                    13,358          14,020                  10,786
      6/97                    14,642          16,465                  11,179
      9/97                    16,431          17,699                  11,570
     12/97                    16,205          18,207                  11,941
      3/98                    17,321          20,745                  12,123
      6/98                    16,923          21,433                  12,351
      9/98                    15,004          19,307                  12,962
     12/98                    17,602          23,441                  12,979
      3/99                    18,952          24,608                  12,823
      6/99                    19,782          26,343                  12,682
      9/99                    19,353          24,699                  12,751
     12/99                    22,814          28,372                  12,698
      3/00                    24,609          29,022                  13,040
      6/00                    24,018          28,250                  13,229
      9/00                    24,833          27,976                  13,609
     12/00                    21,639          25,788                  14,204
      3/01                    17,500          22,732                  14,658
      6/01                    18,452          24,062                  14,702
      9/01                    16,702          20,532                  15,402
     12/01                    17,885          22,725                  15,411
      3/02                    17,341          22,768                  15,339
      6/02                    15,853          19,719                  15,914
      9/02                    14,625          16,314                  16,821
     12/02                    15,330          17,689                  17,112

Balanced          $15,330
S&P 500           $17,689
Lehman Corp/Govt  $17,112

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit Bond Index with dividends and capital gains reinvested. The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity (the S&P 500 is already described in a previous fund section). Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION

                            [PIE CHART APPEARS HERE]

Common Stocks           48.1%
Corporate Bonds         25.7%
U.S. Gov't Agencies     10.5%
Treasury Notes           9.2%
(A)                      6.5%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                 % of Net Assets
                                 ---------------
Lehman Brothers Holdings, Inc.             2.47%
Citigroup, Inc.                            2.44%
Cisco Systems, Inc.                        2.43%
Microsoft Corp.                            2.40%
Wal-Mart Stores, Inc.                      2.34%
                                          ------
Total Top 5 Holdings                      12.08%
                                          ------

COMMENTARY

The Monetta Balanced Fund posted a negative 14.28% return for the one-year period ending December 31, 2002. This compares to an average return of negative 11.71% in the Lipper Balanced Fund category.

The Fund started the year with approximately 58% invested in stocks and 42% in the fixed income market. At year-end the stock/bond mix was 48% stocks and 52% bonds as stock valuations declined.

The common stock portion of the Fund was positioned toward the large capitalization issues that would have benefited from an improving economic environment. As economic uncertainties increased, corporate governance issues emerged and the prospects for military action in Iraq rose, stock prices were under downward pressure for most of the year. As a result, this portion of the Fund declined 32.84% with most of the declines occurring during the third quarter. It was the core technology holdings that had the greatest negative impact, specifically Intel Corporation, Nokia Corporation and Cisco Systems, Inc., representing 1.8%, 0.0% and 2.4%, respectively, of the year-end net asset value.

The fixed income component, net of fees, appreciated 10.99% in 2002, compared to an 11.04% return of the Lehman Brothers Gov't/Credit Bond Index. The Fund benefited from a high quality investment portfolio and an average duration (maturity) of 5.50 years. During the year corporate holdings were increased from 17.9% in 2001 to 25.7% of net assets by the end of 2002. As a result, the average coupon yield increased from 5.94% to 6.36%.

The Fund currently has a positive predisposition toward those companies and industries with above average operational and financial leverage. Specifically, the equity portion of the Fund may offer strong returns on any pickup in capital spending.

We believe, underlying economic fundamentals point to a mix shift in growth this year, favoring business over consumer spending. The greatest risks include military action against Iraq and a federal stimulus economic package that never gets approved.

In our opinion, the investment losses we have all experienced during the past three years are nearing an end. We expect a gradual recovery, which will eventually lead to higher stock prices and stable fixed income prices.

Monetta Intermediate Bond Fund                             Period ended 12/31/02

Investment Objective:  30-Day SEC Yield:   Average Maturity:   Total Net Assets:
---------------------  -----------------   -----------------   -----------------
Income                 3.36%               4.4 Years           $26.4 million
--------------------------------------------------------------------------------


PERFORMANCE:                       Average Annual Total Return
------------                 ---------------------------------

                                                    Since Inception
                                                    ---------------
                              1 Year     5 Year     3/1/93
                              ------     ------     ------
Monetta Intermediate
  Bond Fund                   9.24%**    6.32%**     6.94%**
Lehman Interm. Gov't/Credit
  Bond Index*                 9.84%      7.48%       6.82%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date                    Intermediate Bond         Lehhman
             3/1/93              10,000                  10,007
               3/93              10,000                  10,028
               6/93              10,399                  10,255
               9/93              10,732                  10,486
              12/93              10,817                  10,504
               3/94              10,585                  10,291
               6/94              10,494                  10,229
               9/94              10,613                  10,313
              12/94              10,705                  10,302
               3/95              11,270                  10,754
               6/95              11,866                  11,292
               9/95              12,046                  11,479
              12/95              12,282                  11,883
               3/96              12,245                  11,784
               6/96              12,428                  11,859
               9/96              12,702                  12,068
              12/96              13,074                  12,364
               3/97              13,041                  12,350
               6/97              13,485                  12,715
               9/97              13,908                  13,058
              12/97              14,238                  13,338
               3/98              14,443                  13,546
               6/98              14,748                  13,800
               9/98              15,382                  14,420
              12/98              15,431                  14,463
               3/99              15,548                  14,436
               6/99              15,371                  14,378
               9/99              15,632                  14,510
              12/99              15,678                  14,517
               3/00              15,902                  14,735
               6/00              15,897                  14,984
               9/00              16,376                  15,416
              12/00              16,952                  15,986
               3/01              17,552                  16,528
               6/01              17,712                  16,639
               9/01              18,431                  17,404
              12/01              17,705                  17,418
               3/02              17,510                  17,380
               6/02              18,186                  17,999
               9/02              18,884                  18,814
              12/02              19,339                  19,132

Bond Fund       $19,339
Lehman          $19,132

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION

[PIE CHART APPEARS HERE]
Corporate Bonds           59.0%
U.S. Gov't Agencies       31.0%
(A)                       10.0%

(A) Treasury Notes net of other assets and liabilities.


MATURITY PROFILE:

                % of Net Assets
                ---------------
1 Year or Less             7.7%
1-3 Years                 28.5%
3-6 Years                 32.4%
6-10 Years                31.4%
Over 10 Years              0.0%
                         ------
Total                    100.0%
                         ------

COMMENTARY

We are pleased to report that the Intermediate Bond Fund gained 9.24% for the twelve months ended December 31, 2002 versus a 9.84% return for the benchmark Lehman Brothers Intermediate Government Credit Index and an 8.14% return for the Lipper Intermediate Investment Grade Debt Fund. The Fund outperformed its peer group by 1.1% but short-term interest rates ended the year at a forty-four year low, seemingly leaving little room for any substantial price appreciation in the coming year.

The year 2002 for the corporate bond portion of the fixed-income market was truly one for the record books. The year had three distinct periods. From January to May, the corporate sector performance was relatively range bound with little excess return. The period June through mid October was just plain ugly because of telecom meltdown, rating agency rampage, and emergence of additional corporate governance issues. This caused corporate spreads to widen versus Treasuries as market volatility increased. From late October through the end of the year, market sentiment finally began to turn, as investors began to favor the corporate bond market.

This roller coaster ride was wholly unprecedented. The Fund began the year over-weighted in Treasuries and Government Agencies as a concession to the uncertainty from the continual barrage of bad news from corporate America. By the end of the second quarter, Fund performance was positively impacted because of minimal exposure to telecommunications, energy and cable -- all industries that investors took to the woodshed. In late October, as the corporate credit tides began to change, the Fund added several names in the telecom, finance and utility sectors. Names such as AT&T Wireless, Household Finance and Constellation Energy were purchased as part of the corporate credit overweight process.

This past year's events reminded us of a very valuable lesson -- volatile times demand diversification -- and this reminder will have a lasting effect on investor portfolio diversification strategies for years to come. As we head into 2003, the Fund is maintaining an overweight in corporates versus governments but we are cautious because the economic outlook is cloudy. We believe the first half of 2003 will bring little change in Federal Reserve policy. The excesses generated during late 1990's bubble needs more time to make its way through the system. Performance will be driven by industry weighting and careful credit/issue selectivity.

Monetta Government Money Market Fund              Period ended 12/31/02

Investment Objective:             7-Day Yield:   Average Days to Maturity:
---------------------             ------------   -------------------------
Income and Capital Preservation   0.69%**        34 Days

Total Net Assets:
-----------------
$4.1 million
---------------------------------------------------------------------

PERFORMANCE:              Average Annual Total Return
------------
                                             Since Inception
                                             ---------------
                         1 Year    5 Year    3/1/93
                         ------    ------    ------
Monetta Government
  Money Market Fund      1.25%**   4.19%**   4.41%**
Lipper US Gov't Money
  Market Funds Avg.*     1.08%     3.97%     4.17%

[MOUNTAIN CHART APPEARS HERE]


                  Money Mkt       Lipper M.Mkt. Ave.
3/1/93          		10,000                  10,000
3/93                    10,013                  10,023
6/93                    10,072                  10,088
9/93                    10,147                  10,154
12/93                   10,224                  10,222
3/94                    10,301                  10,290
6/94                    10,396                  10,374
9/94                    10,507                  10,475
12/94                   10,637                  10,597
3/95                    10,788                  10,738
6/95                    10,950                  10,885
9/95                    11,110                  11,030
12/95                   11,262                  11,174
3/96                    11,401                  11,309
6/96                    11,539                  11,440
9/96                    11,683                  11,579
12/96                   11,832                  11,711
3/97                    11,977                  11,846
6/97                    12,126                  11,988
9/97                    12,281                  12,135
12/97                   12,441                  12,284
3/98                    12,599                  12,433
6/98                    12,760                  12,585
9/98                    12,927                  12,738
12/98                   13,091                  12,894
3/99                    13,244                  13,045
6/99                    13,397                  13,180
9/99                    13,554                  13,327
12/99                   13,726                  13,485
3/00                    13,908                  13,655
6/00                    14,109                  13,843
9/00                    14,326                  14,057
12/00                   14,555                  14,265
3/01                    14,747                  14,444
6/01                    14,896                  14,585
9/01                    15,014                  14,695
12/01                   15,087                  14,763
3/02                    15,136                  14,809
6/02                    15,187                  14,852
9/02                    15,237                  14,892
12/02                   15,275                  14,925

Money Market Fund       $15,275
Lipper                  $14,925

*Source Lipper Analytical Services, Inc. Past performance is no guarantee of future results.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 0.06%, versus 0.69%, on December 31, 2002. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION

            [PIE CHART APPEARS HERE]
Federal Home Loan Mortgage Corp.            34.9%
Federal Home Loan Bank                      15.7%
(A) Fed. Nat'l Mortgage Assoc.              49.4%

(A) Net of other assets and liabilities.


ALLOCATION:
Government Obligations                      97.2%
Other Assets Less Liabilities                2.8%
                                           ------
Total                                      100.0%
                                           ------

COMMENTARY

The Monetta Government Money Market Fund gained 1.25% for the year ended December 31, 2002. The return compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 1.08% for the same period.

The year 2002 saw the Federal Reserve cut short rates another 50 basis points in an effort to jumpstart the economy. This was the twelfth interest rate cut over the last two years, which has reduced short-term rates by 5.25%.

We have been accustomed to having the economy respond favorably to low interest rate levels but 2002 did not produce the growth rate stimulus that was hoped for. In fact, with inflation so low and the economy growing below its potential, instead of inflation rhetoric, there has been a whisper of deflation, which is the actual decline in the prices of goods and services.

We expect 2003 to be a transition period for the economy. The Fed appears ready to cut rates to zero if needed to improve economic growth and avoid these deflationary forces. We therefore do not believe the Fed will increase rates, from this 40 year low, until economic stimulus becomes a reality.

We continue to utilize an investment strategy, which overweights the agency discount note sector versus Treasury bills because the yield difference is still compelling. The Funds average maturity as of December 31, 2002 was 34 days.

We do not anticipate any lengthening of the Fund's average maturity until the Federal Reserve policy becomes more definitive. The timing for any policy changes by the Fed seems remote at this point. The bond market has proven that it will move preemptively at the first sign of a potential change. We are monitoring these events closely.

--------------------------------------------------------------------------------
Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
                                  MONETTA FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 49.0%                          VALUE
NUMBER OF SHARES                           (In Thousands)
Banks - 5.0%
  50,000  Wachovia Corp.                           $1,822
  21,000  Wells Fargo & Co.                           984
                                                   ------
                                                    2,806

Chemicals - 1.1%
 *13,000  Cabot Microelectronics Corp.                614

Healthcare-Products/Services - 5.6%
 *16,200  Anthem, Inc.                              1,019
 *32,000  Henry Schein, Inc.                        1,440
  13,000  Johnson & Johnson Co.                       698
                                                   ------
                                                    3,157

Home Builders - 5.8%
  20,000  Centex                                    1,004
  17,400  KB Home                                     746
  15,000  Pulte Homes, Inc.                           718
 *40,000  Toll Brothers, Inc.                         808
                                                   ------
                                                    3,276

Oil&Gas/Services - 7.2%
 *24,000  BJ Services Co.                             775
  60,000  Marathon Oil Corp.                        1,277
  50,000  Tesoro Petroleum Corp.                      226
  40,000  Transocean, Inc.                            928
  24,000  Valero Energy Corp.                         887
                                                   ------
                                                    4,093

Pharmaceuticals - 1.3%
  25,000  Pfizer, Inc.                                764

Retail - 2.8%
 *22,000  AutoZone, Inc.                            1,554

Savings&Loans - 4.0%
  30,000  Astoria Financial Corp.                     815
  50,000  New York Community
            Bancorp, Inc.                           1,444
                                                   ------
                                                    2,259

Semiconductors - 5.0%
 *75,000  Altera Corp.                                925
  33,000  Linear Technology Corp.                     849
 *16,000  Maxim Integrated Products, Inc.             529
 *25,000  Xilinx, Inc.                                515
                                                    -----
                                                    2,818

Software - 6.0%
 *50,000  Microsoft Corp.                           2,585

                                               VALUE
NUMBER OF SHARES                           (In Thousands)
      *16  MicroStrategy Inc. -WT07                   (a)
  *72,000  Oracle Corp.                            $  778
                                                   ------
                                                    3,363

Telecommunications - 1.9%
  *80,000  Cisco Systems, Inc.                      1,048

Miscellaneous - 3.3%
   14,000  Citigroup, Inc.                            493
  *17,000  Dell Computer Corp.                        454
  *15,000  MGM Mirage, Inc.                           494
  * 8,000  Mohawk Industries, Inc.                    456
                                                   ------
                                                    1,897

Total Common Stocks                                27,649
  (Cost $27,979) (b)

CORPORATE BONDS - 0.0%
PRINCIPAL  AMOUNT
      700  MicroStrategy Inc.                         (a)
           7.500% Due 06/24/07

VARIABLE DEMAND NOTES - 7.3%
PRINCIPAL AMOUNT
1,858,500  American Family - 1.041%                 1,859
  624,700  Wisconsin Corp.
              Central Credit Union -
              1.090%                                  625
1,650,200  Wisconsin Electric
              Power Co. - 1.041%                    1,650
                                                   ------
                                                    4,134

COMMERCIAL PAPER - 39.4%
2,500,000  Transamerica Finance
              Corp. - 1.350%
              Due 01/06/03                          2,500
2,000,000  7-Eleven Corp. - 1.350%
              Due 01/08/03                          1,999
2,500,000  Caterpillar Finan. Serv.
              Corp. - 1.290%
              Due 01/09/03                          2,499
1,000,000  Washington Gas Light
              Co. - 1.350%
              Due 01/13/03                          1,000
2,500,000  Florida Power & Light
              Corp. - 1.320%
              Due 01/14/03                          2,499

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                             MONETTA FUND (Cont'd)
--------------------------------------------------------------------------------

                                                         VALUE
NUMBER OF SHARES                                         (In Thousands)
1,500,000   Toyota Credit de Puerto Rico - 1.340%
                Due 01/15/03                                 $ 1,499
  2,500,000   Phillip Morris - 1.310%
                Due 01/16/03                                   2,499
  1,000,000   Toyota Credit - 1.360%
                Due 01/17/03                                     999
  1,000,000   Kraft Foods, Inc. - 1.290%
                Due 01/21/03                                     999
  2,700,000   Wells Fargo - 1.250%
                Due 01/23/03                                   2,698
  1,500,000   MDU Resources Group, Inc. - 1.320%
                Due 01/28/03                                   1,499
  1,500,000   Public Serv. Co. of NC, Inc. - 1.250%
                Due 02/03/03                                   1,498
                                                             -------
                                                              22,188

Total Short-Term Investments - 46.7%                          26,322
                                                             -------
Total Investments - 95.7%                                     53,971
  (Cost $54,301) (b)

Other Net Assets Less Liabilities - 4.3%                       2,430
                                                             -------
Net Assets - 100%                                            $56,401
                                                             =======

(a) Rounds to less than $1,000.
(b) For tax purposes, cost is $54,466, the aggregate gross unrealized appreciation is $439 and aggregate gross unrealized depreciation is $934 resulting in net unrealized depreciation of $495 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
            MONETTA SELECT TECHNOLOGY FUND (Formerly Small-Cap Fund)
--------------------------------------------------------------------------------

COMMON STOCKS - 97.2%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Chemicals - 4.5%
  *1,400  Cabot Microelectronics Corp.                                   $   66

Computers - 12.7%
  *3,000  Dell Computer Corp.                                                80
  *2,000  EMC Corp.                                                          12
   1,000  Int'l Business Machines Corp.                                      78
  *1,000  VERITAS Software Corp.                                             16
                                                                         ------
                                                                            186
Electronics - 1.2%
  *4,000  Sanmina Corp.                                                      18

Internet - 13.6%
  *2,000  Amazon.com, Inc.                                                   38
  *2,000  Check Point Software
          Technologies Ltd.                                                  26
    *500  eBay, Inc.                                                         34
 *10,000  Openwave Systems, Inc.                                             20
  *3,000  Plumtree Software, INC.                                             8
    *800  Symantec Corp.                                                     32
  *2,500  Yahoo! Inc.                                                        41
                                                                         ------
                                                                            199
Semiconductor Components-Electronic - 16.4%
  *2,500  Broadcom Corp. - CL A                                              38
   3,600  Intel Corp.                                                        56
  *1,250  Microchip Technology, Inc.                                         30
  *2,000  PMC-Sierra, Inc.                                                   11
    *900  Qlogic Corp.                                                       31
   3,000  Texas Instruments, Inc.                                            45
  *1,400  Xilinx, Inc.                                                       29
                                                                         ------
                                                                            240

Semiconductor Components-Integrated
  Circuits - 8.1%
    *700  Analog Devices, Inc.                                               17
  *5,000  Atmel Corp.                                                        11
     800  Linear Technology Corp.                                            21
  *1,000  Maxim Integrated Products, Inc.                                    33
  *2,200  Taiwan Semiconductor - SP ADR                                      15
 *10,000  Vitesse Semiconductor Corp.                                        22
                                                                         ------
                                                                            119
Semiconductor Equipment - 5.8%
  *1,000  Applied Materials, Inc.                                            13
  *2,000  KLA-Tencor Corp.                                                   71
                                                                         ------
                                                                             84

                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
Software - 17.4%
  *2,000  BEA Systems, Inc.                                              $   23
  *1,000  Citrix Systems, Inc.                                               12
  *2,000  Legato Systems, Inc.                                               10
  *2,300  Microsoft Corp.                                                   119
  *6,000  Oracle Corp.                                                       65
  *3,400  Siebel Systems, Inc.                                               25
                                                                         ------
                                                                            254
Telecommunications - 17.5%
  *6,000  Cisco Systems, Inc.                                                79
  *4,000  JDS Uniphase Corp.                                                 10
  *2,000  Nextel Communications, Inc. - CL A                                 23
  *2,000  Nokia Corp. - SP ADR                                               31
  *1,500  Qualcomm, Inc.                                                     54
   1,500  Verizon Communications, Inc.                                       58
                                                                         ------
                                                                            255

Total Common Stocks                                                       1,421
  (Cost $1,786) (a)

VARIABLE DEMAND NOTES - 3.2%
PRINCIPAL AMOUNT
47,200    Wisconsin Corp. Central
            Credit Union - 1.090%                                            47

Total Investments - 100.4%                                                1,468
  (Cost $1,833) (a)

Other Net Assets Less Liabilities - (0.4%)                                   (5)
                                                                         ------
Net Assets - 100%                                                        $1,463
                                                                         ======

(a) For tax purposes, cost is $1,833, the aggregate gross unrealized appreciation is $76 and aggregate gross unrealized depreciation is $441 resulting in net unrealized depreciation of $365 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
                          MONETTA MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 92.5%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Banks - 4.6%
   3,000  Charter One Financial, Inc.                                      $ 86
   2,000  Commerce Bancorp, Inc./ NJ                                         87
   1,000  M&T Bank Corp.                                                     79
                                                                           ----
                                                                            252
Chemicals - 2.6%
  *3,000  Cabot Microelectronics Corp.                                      142

Commercial Services - 2.5%
   5,000  Paychex, Inc.                                                     140

Computers - 3.2%
  *4,000  NetScreen Technologies, Inc.                                       67
  *5,000  Network Appliance, Inc.                                            50
  *3,000  SanDisk Corp.                                                      61
                                                                           ----
                                                                            178
Electric - 3.1%
   3,000  Public Service Enterprise
            Group Inc.                                                       96
   7,000  Xcel Energy, Inc.                                                  77
                                                                           ----
                                                                            173
Electronics - 2.4%
  *5,000  Flextronics Int'l Ltd.                                             41
  *4,000  Jabil Circuit, Inc.                                                72
  *5,000  Sanmina-SCI Corp.                                                  22
                                                                           ----
                                                                            135
Entertainment - 2.7%
  *2,000  Int'l Game Technology Co.                                         152

Healthcare-Services - 4.8%
  *2,000  Anthem, Inc.                                                      126
  *2,000  Wellpoint Health Networks, Inc.                                   142
                                                                           ----
                                                                            268
Internet - 6.9%
 *20,000  Ariba, Inc.                                                        50
  *5,000  CheckFree Corp.                                                    80
 *10,000  i2 Technologies, Inc.                                              12
  *5,000  Network Associates, Inc.                                           80
 *20,000  Openwave Systems, Inc.                                             40
  *3,000  Symantec Corp.                                                    121
                                                                           ----
                                                                            383
Oil&Gas/Services - 11.2%
   4,000  Transocean, Inc.                                                   93
  *3,000  BJ Services Co.                                                    97

                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
   8,000  Halliburton Co.                                                  $150
  *4,000  Smith Int'l, Inc.                                                 130
  *4,000  Varco Int'l, Inc.                                                  69
  *2,000  Weatherford Int'l Ltd.                                             80
                                                                           ----
                                                                            619
Pharmaceuticals - 2.9%
   3,000  SICOR, Inc.                                                        48
  *4,000  Watson Pharmaceuticals, Inc.                                      113
                                                                           ----
                                                                            161
Retail - 7.6%
  *4,000  Abercrombie & Fitch Co. - CL A                                     82
  *3,000  Brinker Int'l, Inc.                                                97
  *3,000  Dollar Tree Stores, Inc.                                           74
  *2,000  Krispy Kreme Doughnuts, Inc.                                       67
  *5,000  Starbucks Corp.                                                   102
                                                                           ----
                                                                            422
Savings&Loans - 4.5%
   2,000  Greenpoint Financial Corp.                                         90
   3,000  New York Community Bancorp, Inc.                                   87
   5,000  Sovereign Bancorp, Inc.                                            70
                                                                           ----
                                                                            247
Semiconductors - 14.1%
  *5,000  Atmel Corp.                                                        11
  *4,000  Cree, Inc.                                                         65
   5,000  Intel Corp.                                                        78
  *3,000  Intersil Corp. - CL A                                              42
  *3,000  KLA-Tencor Corp.                                                  106
   3,000  Linear Technology Corp.                                            77
  *3,000  Marvell Technology Group Ltd.                                      57
  *3,000  Microchip Technology, Inc.                                         73
  *5,000  NVIDIA Corp.                                                       58
  *5,000  Skyworks Solutions, Inc.                                           43
  *5,000  Teradyne, Inc.                                                     65
 *10,000  Vitesse Semiconductor Corp.                                        22
  *4,000  Xilinx, Inc.                                                       82
                                                                           ----
                                                                            779
Software - 7.8%
  *5,000  BEA Systems, Inc.                                                  57
  *5,000  Citrix Systems, Inc.                                               62
  *2,000  Electronic Arts, Inc.                                              99
  *6,000  PeopleSoft, Inc.                                                  110
  *2,000  Pixar, Inc.                                                       106
                                                                           ----
                                                                            434

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                      MONETTA MID-CAP EQUITY FUND (Cont'd)
--------------------------------------------------------------------------------

                                                          VALUE
NUMBER OF SHARES                                     (In Thousands)
Telecommunications - 3.4%
    5,000    Corning, Inc.                               $   17
   *5,000    JDS Uniphase Corp.                              12
   *7,000    Juniper Networks, Inc.                          48
   *5,000    Nextel Communications, Inc. - CL A              58
   *7,000    RF Micro Devices, Inc.                          51
                                                         ------
                                                            186

Miscellaneous - 8.2%
    2,000    Charles River Laboratories, Inc.                77
    5,000    Delta Air Lines, Inc.                           60
   *7,000    Liberty Media Corp. - CL A                      63
    7,000    Schwab (Charles) Corp.                          76
   *4,000    USA Interactive                                 91
   32,100    The Williams Companies, Inc.                    87
                                                         ------
                                                            454

Total Common Stocks                                       5,125
  (Cost $5,010) (a)

VARIABLE DEMAND NOTES - 12.0%
PRINCIPAL AMOUNT

  208,800    American Family - 1.041%                       209
  251,100    Wisconsin Corp. Central Credit Union -
               1.090%                                       251
  207,300    Wisconsin Electric Power Co. - 1.041%          207
                                                         ------
                                                            667

Total Investments - 104.5%                                5,792
  (Cost $5,677) (a)
Other Net Assets Less Liabilities - (4.5%)                 (252)
                                                         ------
Net Assets - 100%                                        $5,540
                                                         ======

(a) For tax purposes, cost is $5,677, the aggregate gross unrealized appreciation is $358 and aggregate gross unrealized depreciation is $243, resulting in net unrealized appreciation of $115 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                MONETTA BLUE CHIP FUND (Formerly Large-Cap Fund)
--------------------------------------------------------------------------------

COMMON STOCKS - 92.1%                                                 VALUE
NUMBER OF SHARES                                                  (In Thousands)
Beverages - 4.7%
   2,000   Coca-Cola Co.                                               $ 88

Biotechnology - 3.9%
  *1,500   Amgen, Inc.                                                   72

Computers - 4.3%
  *3,000   Dell Computer Corp.                                           80

Diversified Financial Services - 20.7%
   2,000   American Express Co.                                          71
   3,000   Citigroup, Inc.                                              106
   4,000   MBNA Corp.                                                    76
   2,000   Morgan Stanley                                                80
   5,000   Schwab (Charles) Corp.                                        54
                                                                       ----
                                                                        387

Healthcare-Products - 8.7%
   2,000   Baxter Int'l, Inc.                                            56
   2,000   Johnson & Johnson Co.                                        107
                                                                       ----
                                                                        163

Media - 4.1%
   2,000   Verizon Communications, Inc.                                  77

Miscellaneous Manufacturing - 2.6%
   2,000   General Electric Co.                                          49

Oil&Gas - 3.7%
   2,000   Exxon Mobil Corp.                                             70

Pharmaceuticals - 4.9%
   3,000   Pfizer, Inc.                                                  92

Retail - 4.1%
   1,500   Wal-Mart Stores, Inc.                                         76

Semiconductors - 3.3%
   4,000   Intel Corp.                                                   62

Software - 14.7%
  *1,500   Electronic Arts, Inc.                                         75
  *1,800   Microsoft Corp.                                               93
 *10,000   Oracle Corp.                                                 108
                                                                       ----
                                                                        276

                                                                      VALUE
NUMBER OF SHARES                                                  (In Thousands)
Telecommunications - 12.4%

  *7,000   Cisco Systems, Inc.                                       $   92
  *5,000   Nextel Communications, Inc. -
             CL A                                                        58
  *2,000   Viacom, Inc. - CL B                                           81
                                                                     ------
                                                                        231

Total Common Stocks                                                   1,723
  (Cost $1,844) (a)

VARIABLE DEMAND NOTES - 8.5%
PRINCIPAL AMOUNT
  79,100   American Family - 1.041%                                      79
  79,600   Wisconsin Corp. Central
             Credit Union - 1.090%                                       80
                                                                     ------
                                                                        159

Total Investments - 100.6%                                            1,882
  (Cost $2,003) (a)

       Other Net Assets Less Liabilities - 0.6%                         (11)
                                                                     ------
  Net Assets - 100%                                                  $1,871
                                                                     ======

(a) For tax purposes, cost is $2,017, the aggregate gross unrealized appreciation is $39, and aggregate gross unrealized depreciation is $174, resulting in net unrealized depreciation of $135 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                             MONETTA BALANCED FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 48.1%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Beverages - 2.0%
       2,000     Coca-Cola Co.                                            $   87

Biotechnology - 2.2%
      *2,000     Amgen, Inc.                                                  97

Chemicals - 2.0%
       2,000     Du Pont (E.I.) de Nemours and Co.                            85

Computers - 4.4%
      *3,000     Dell Computer Corp.                                          80
      *3,000     EMC Corp.                                                    18
       1,000     Int'l Business Machines Corp.                                78
      *5,000     Sun Microsystems, Inc.                                       16
                                                                          ------
                                                                             192

Diversified Financial Services - 8.8%
       2,000     American Express Co.                                         71
       3,000     Citigroup, Inc.                                             105
       2,000     Lehman Brothers Holdings, Inc.                              107
       5,000     MBNA Corp.                                                   95
                                                                          ------
                                                                             378

Healthcare-Products - 2.0%
       3,000     Baxter Int'l, Inc.                                           84

Media - 3.0%
       3,000     The Walt Disney Co.                                          49
      *2,000     Viacom, Inc. - CL A                                          81
                                                                          ------
                                                                             130

Miscellaneous Manufacturing - 1.7%
       3,000     General Electric Co.                                         73

Oil&Gas - 3.8%
       2,000     Exxon Mobil Corp.                                            70
       4,000     Transocean, Inc.                                             93
                                                                          ------
                                                                             163

Pharmaceuticals - 2.1%
       3,000     Pfizer, Inc.                                                 92

Retail - 2.3%
       2,000     Wal-Mart Stores, Inc.                                       101

Semiconductors - 3.7%
      *3,000     Analog Devices, Inc.                                         71
      *5,000     Atmel Corp.                                                  11


                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
       5,000     Intel Corp.                                              $   78
                                                                          ------
                                                                             160

Software - 4.4%
      *2,000     Microsoft Corp.                                             103
      *8,000     Oracle Corp.                                                 87
                                                                          ------
                                                                             190

Telecommunications - 3.5%
     *10,000     ADC Telecommunications, Inc.                                 21
      *8,000     Cisco Systems, Inc.                                         105
     *10,000     JDS Uniphase Corp.                                           24
                                                                          ------
                                                                             150

Miscellaneous - 2.2%
       1,000     American Int'l Group, Inc.                                   58
     *10,000     Openwave Systems, Inc.                                       20
      *4,000     Sanmina-SCI Corp.                                            18
                                                                          ------
                                                                              96

Total Common Stocks                                                        2,078
  (Cost $2,285) (a)

VARIABLE DEMAND NOTES - 6.0%
PRINCIPAL AMOUNT
      61,200     American Family - 1.041%                                     61
     197,200     Wisconsin Corp. Central Credit Union - 1.090%               197
                                                                          ------
                                                                             258

TREASURY NOTES - 9.2%
PRINCIPAL AMOUNT
     150,000     U.S. Treasury Discount Note
                   3.000% Due 02/29/04                                       153
     175,000     U.S. Treasury Note
                   8.125% Due 08/15/19                                       244
                                                                          ------
                                                                             397

CORPORATE BONDS - 25.7%
PRINCIPAL AMOUNT
      50,000     AIG
                   6.900% Due 03/15/32                                        58
      25,000     AOL Time Warner, Inc.
                   5.625% Due 05/01/05                                        25
      25,000     AT&T Wireless Services, Inc.
                   7.350% Due 03/01/06                                        26
      25,000     Bank of America Corp.
                   5.875% Due 02/15/09                                        27

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                         MONETTA BALANCED FUND (Cont'd)
--------------------------------------------------------------------------------

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
      25,000     Bank One Corp.
                   6.875% Due 08/01/06                                    $   28
      25,000     CIT Group, Inc.
                   7.375% Due 04/02/07                                        27
      40,000     Citigroup, Inc.
                   6.750% Due 12/01/05                                        45
      20,000     Coastal Corp.
                   9.625% Due 05/15/12                                        16
      25,000     Conoco, Inc.
                   6.350% Due 04/15/09                                        28
      25,000     Constellation Energy Group
                   6.125% Due 09/01/09                                        26
      25,000     Countrywide Home Loan
                   5.500% Due 08/01/06                                        27
      10,000     Deutsche Telekom Int'l Finance
                   8.500% Due 06/5/10                                         12
      25,000     Devon Financing Corp.
                   6.875% Due 09/30/11                                        28
      25,000     Duke Energy Corp.
                   7.375% Due 03/01/10                                        28
      25,000     FirstEnergy Corp.
                   6.450% Due 11/15/11                                        25
      10,000     France Telecom
                   8.700% Due 03/01/06                                        11
      50,000     General Electric Capital Corp.
                   8.625% Due 06/15/08                                        62
      50,000     General Motors Acceptance Corp.
                   7.000% Due 02/01/12                                        50
      50,000     Household Finance Corp.
                   7.000% Due 05/15/12                                        55
      25,000     Jackson Nat'l Life
                   6.125% Due 05/30/12                                        26
      20,000     KBC Bank Funding Trust
                   9.860% Due 11/29/49                                        24
      25,000     National Rural Utilities Cooperative Finance Corp.
                   5.250% Due 07/15/04                                        26
      25,000     New York Telephone Co.
                   6.000% Due 04/15/08                                        27
      20,000     Pemex Finance Ltd.
                   9.030% Due 02/15/11                                        24
      15,000     Pinnacle West Capital Corp.
                   6.400% Due 04/01/06                                        15

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
      25,000     Progress Energy, Inc.
                   6.750% Due 03/01/06                                    $   27
      25,000     Prudential Funding LLC
                   6.600% Due 05/15/08                                        28
      25,000     Quebec Province
                   7.125% Due 02/09/24                                        30
      25,000     Royal Bank of Scotland Group PLC
                   9.118% Due 03/31/49                                        31
      15,000     Simon Property Group LP
                   5.375% Due 08/28/08                                        15
      25,000     Transocean, Inc.
                   6.625% Due 04/15/11                                        28
     150,000     US Central Credit Union
                   6.000% Due 05/21/03                                       152
      25,000     Washington Mutual Financial Corp.
                   6.250% Due 05/15/06                                        27
      25,000     Wells Fargo & Co.
                   5.125% Due 02/15/07                                        27
                                                                          ------
                                                                           1,111

U.S. GOVERNMENT AGENCIES - 10.5%
PRINCIPAL AMOUNT
     130,000     Federal Home Loan Mortgage Corp.
                   3.250% Due 11/15/04                                       134
      25,000     Int'l Bank Reconstruction & Development
                   7.000% Due 01/27/05                                        28
     100,000     Federal National Mortgage Association
                   7.250% Due 01/15/10                                       121
     100,000     Federal Nat'l Mortgage Association
                   6.250% Due 02/01/11                                       112
      45,000     Federal National Mortgage Association
                   7.125% Due 01/15/30                                        56
                                                                          ------
                                                                             451

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                         MONETTA BALANCED FUND (Cont'd)
--------------------------------------------------------------------------------

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
Total Investments - 99.5%                                                 $4,295
  (Cost $4,363) (a)

Other Net Assets Less Liabilities - 0.5%                                      23
                                                                          ------
Net Assets - 100%                                                         $4,318
                                                                          ======

(a) For tax purposes, cost is $4,372, the aggregate gross unrealized appreciation is $198, and aggregate gross unrealized depreciation is $275, resulting in net unrealized depreciation of $77 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                         MONETTA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

CORPORATE BONDS - 59.0%                                               VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
  500,000  US Central Credit Union
              6.000% Due 05/21/03                                      $508
  250,000  American Express
              6.750% Due 06/23/04                                       267
  865,000  Nat'l Rural Utilities Coop. Fin. Corp.
              5.250% Due 07/15/04                                       903
  225,000  AOL Time Warner, Inc.
              5.625% Due 05/01/05                                       230
  500,000  Citigroup, Inc.
              6.750% Due 12/01/05                                       556
  250,000  TCI Communications, Inc.
              6.875% Due 02/15/06                                       264
  225,000  AT&T Wireless Services, Inc.
              7.350% Due 03/01/06                                       232
  120,000  France Telecom
              8.700% Due 03/01/06                                       131
  225,000  Progress Energy, Inc.
              6.750% Due 03/01/06                                       242
  135,000  Pinnacle West Capital Corp.
              6.400% Due 04/01/06                                       138
  500,000  Cargill, Inc.
              6.250% Due 05/01/06                                       552
  375,000  Washington Mutual Financial Corp.
              6.250% Due 05/15/06                                       407
  500,000  Bank One Corp.
              6.875% Due 08/01/06                                       563
  275,000  Countrywide Home Loan
              5.500% Due 08/01/06                                       293
  500,000  Province of British Columbia
              4.625% Due 10/03/06                                       531
  200,000  Sprint Capital Corp.
              6.000% Due 01/15/07                                       189
  750,000  Ford Motor Credit Corp.
              6.500% Due 01/25/07                                       741
  265,000  Wells Fargo & Co.
              5.125% Due 02/15/07                                       285
   80,000  AT & T Corp.
              7.750% Due 03/01/07                                        88
  500,000  CIT Group, Inc.
              7.375% Due 04/02/07                                       546
  250,000  New York Telephone Co.
              6.000% Due 04/15/08                                       271

                                                                      VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
  275,000  Prudential Funding LLC
              6.600% Due 05/15/08                                   $   305
  595,000  General Electric Capital Corp
              8.625% Due 06/15/08                                       732
1,260,000  Trains BBB-5-2002
              6.554% Due 08/15/08                                     1,299
  135,000  Simon Property Group LP
              5.375% Due 08/28/08                                       139
  275,000  Bank of America Corp.
              5.875% Due 02/15/09                                       302
  600,000  Quebec Province
              5.750% Due 02/15/09                                       668
  265,000  Conoco, Inc.
              6.350% Due 04/15/09                                       298
  225,000  Constellation Energy Group
              6.125% Due 09/01/09                                       230
  225,000  Duke Energy Corp.
             7.375% Due 03/01/10                                        249
  125,000  Deutsche Telekom Int'l Finance
              8.000% Due 06/15/10                                       144
  230,000  Pemex Finance Ltd.
              9.030% Due 02/15/11                                       272
  275,000  Transocean, Inc.
              6.625% Due 04/15/11                                       303
  250,000  Devon Financing Corp.
              6.875% Due 09/30/11                                       279
  225,000  FirstEnergy Corp.
              6.450% Due 11/15/11                                       224
  500,000  General Motors Acceptance Corp.
              7.000% Due 02/01/12                                       503
  230,000  Coastal Corp.
              9.625% Due 05/15/12                                       187
  225,000  Household Finance Corp.
              7.000% Due 05/15/12                                       247
  275,000  Jackson Nat'l Life
              6.125% Due 05/30/12                                       292
  300,000  Southern Power Co.
              6.250% Due 07/15/12                                       318
  300,000  Royal Bank of Scotland Group PLC
              9.118% Due 03/31/49                                       371
  230,000  KBC Bank Funding Trust
              9.860% Due 11/29/49                                       280
                                                                    -------
                                                                    $15,579

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    MONETTA INTERMEDIATE BOND FUND (Cont'd)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES - 31.0%                                      VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
1,460,000  Federal Home Loan
              Mortgage Corp.
              3.250% Due 12/15/03                                   $ 1,488
  250,000  HUD Housing and Urban
              Development
              6.360% Due 08/01/04                                       268
2,400,000  Federal Home Loan
              Mortgage Corp.
              3.250% Due 11/15/04                                     2,468
  475,000  Int'l Bank Reconstruction &
              Development
              7.000% Due 01/27/05                                       525
  500,000  Federal National
              Mortgage Association
              7.250% Due 01/15/10                                       607
1,525,000  Federal Nat'l Mortgage
              Association
              6.250% Due 02/01/11                                     1,709
1,025,000  Federal National Mortgage
              Association
              5.500% Due 03/15/11                                     1,125
                                                                    -------
                                                                      8,190

TREASURY NOTES - 12.7%
PRINCIPAL AMOUNT
1,890,000  U.S. Treasury Discount Note
              3.000% Due 02/29/04                                     1,928
1,000,000  U.S. Treasury Note
              2.125% Due 08/31/04                                     1,012
  400,000  U.S. Treasury Note
              3.000% Due 11/15/07                                       405
                                                                    -------
                                                                      3,345

Total Investments - 102.7%                                           27,114
 (Cost $25,870) (a)

Other Net Assets Less Liabilities - (2.7%)                             (705)
                                                                    -------
Net Assets - 100%                                                   $26,409
                                                                    =======

(a) For tax purposes, cost is $25,900, the aggregate gross unrealized appreciation is $1,222, and aggregate gross unrealized depreciation is $8, resulting in net unrealized appreciation of $1,214 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                      MONETTA GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 15.7%                                        VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
640,000    Due 01/22/03 - 1.230%                                     $  640

FEDERAL NATIONAL MORTGAGE ASSOC. - 46.6%
PRINCIPAL AMOUNT
670,000   Due 01/08/03 - 1.700%                                         670
405,000   Due 01/13/03 - 1.240%                                         405
430,000   Due 02/07/03 - 1.250%                                         429
305,000   Due 02/20/03 - 1.280%                                         304
 90,000   Due 03/07/03 - 1.270%                                          90
                                                                     ------
                                                                      1,898

FEDERAL HOME LOAN MORTGAGE CORP. - 34.9%
PRINCIPAL AMOUNT
525,000   Due 01/30/03 - 1.420%                                         525
450,000   Due 02/14/03 - 1.250%                                         449
450,000   Due 03/14/03 - 1.240%                                         449
                                                                     ------
                                                                      1,423

Total Investments - 97.2%                                             3,961

Other Net Assets Less Liabilities - 2.8%                                114
                                                                     ------

Net Assets - 100%                                                    $4,075
                                                                     ======

(a) Cost identical for book and tax purposes.

See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 2002
(In Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                              Select      Mid-Cap   Blue                 Intermediate    Government
                                                Monetta     Technology    Equity    Chip       Balanced      Bond       Money Market
                                                  Fund        Fund*        Fund    Fund**        Fund        Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market value
  (cost: $54,301; $1,833; $5,677; $2,003;
  $4,363; $25,870; 3,961;)                      $ 53,971      $ 1,468    $ 5,792   $ 1,882     $ 4,295      $27,114       $3,961
Cash                                                   0            5          0         0           0            0          119
Receivables:
  Interest and dividends                               1           (a)         2         4          39          399            0
  Securities sold                                  3,976           26          0         0           0            0            0
  Fund shares sold                                     0            0          0        (a)          0            0            0
  Other assets                                         7            7          2         9           4            2            0
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                      57,955        1,506      5,796     1,895       4,338       27,515        4,080
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Cash overdraft                                      82            0         58         3           1        1,079            0
  Investment advisory fees (Note 2)                   47            1          4         1           1            8            0
  Distribution and service charges payable             0           (a)         7         1           2            7            0
  Investments purchased                              985           25        173         0           0            0            0
  Fund shares redeemed                               345            0          0         0           3            3            0
  Accrued expenses                                    95           17         14        19          13            9            5
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                  1,554           43        256        24          20        1,106            5
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                        56,401        1,463      5,540     1,871       4,318       26,409        4,075
------------------------------------------------------------------------------------------------------------------------------------
Analysis of net assets:
Paid in capital (b)                               90,973        3,722     13,304     5,577       6,653       26,120        4,075
Accumulated undistributed
  net investment income (loss)                         0            0          0         0          (a)          (a)           0
Accumulated undistributed
  net realized gain (loss)                       (34,242)      (1,894)    (7,879)   (3,585)     (2,267)        (955)           0
Net unrealized appreciation
  on investments                                    (330)        (365)       115      (121)        (68)       1,244            0
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $ 56,401      $ 1,463    $ 5,540   $ 1,871     $ 4,318      $26,409       $4,075
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price, and
  redemption price per share (7,153 shares
  of capital stock and 271; 1,143; 401; 498;
  2,525; 4,075 shares of beneficial interest
  issued and outstanding respectively)          $   7.88       $ 5.40    $  4.85   $  4.66     $  8.66      $ 10.46       $ 1.00
------------------------------------------------------------------------------------------------------------------------------------


*  Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $72 of $0.01 par value and $90,901 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 2002
(In Thousands)

                                                              Select      Mid-Cap   Blue                 Intermediate    Government
                                                Monetta     Technology    Equity    Chip       Balanced      Bond       Money Market
                                                  Fund         Fund*       Fund    Fund**        Fund        Fund           Fund
Investment income and expenses:
Investment income:
  Interest                                       $   411      $     2    $     6    $    1       $ 127      $ 1,457      $    71
  Dividend                                           231            3         33        25          29            0            0
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                              642            5         39        26         156        1,457           71
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fee (Note 2)                   617           15         51        17          21          103           10
  Distribution expense (Note 6)                        0            5         17         6          13           73            4
  Custodial fees and bank cash management fee         37            3          6         3           4            8            2
  State registration                                  22           14         13        13          13           14            8
  Transfer and shareholder servicing agent fee       391           53         40        57          31           25           20
  Other                                               99           14         16        15          13           23            8
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     1,166          104        143       111          95          246           52
Expenses waived/reimbursed                             0          (40)         0       (38)          0            0          (25)
Fees paid indirectly (Note 7)                        (98)         (14)       (16)      (15)        (12)         (23)          (8)
------------------------------------------------------------------------------------------------------------------------------------
Expenses net of waived, reimbursed expenses
  and fees paid indirectly                         1,068           50        127        58          83          223           19
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (426)         (45)       (88)      (32)         73        1,234           52
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
  investments:
Realized gain (loss) on investments:
  Proceeds from sales                            272,996        2,054     16,206     5,209        8,141      48,088       30,210
  Cost of securities sold                        278,118        2,697     17,654     5,805        8,531      47,655       30,210
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments           (5,122)        (643)    (1,448)     (596)        (390)        433            0
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments:
  Beginning of period                              4,939          382        738       134          477         387            0
  End of period                                     (330)        (365)       115      (121)         (68)      1,244            0
------------------------------------------------------------------------------------------------------------------------------------
Net change in net unrealized appreciation
  (depreciation) on investments during
   the period                                     (5,269)        (747)      (623)     (255)        (545)        857            0
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments                    (10,391)      (1,390)    (2,071)     (851)        (935)      1,290            0
Net increase (decrease) in net
   assets from operations                       $(10,817)     $(1,435)   $(2,159)   $ (883)      $ (862)    $ 2,524      $    52
------------------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund
See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

STATEMENTS OF CHANGES IN NET ASSETS                            December 31, 2002
(In Thousands)

                                                                                     Select                    Mid-Cap
                                                        Monetta                    Technology                   Equity
                                                          Fund                        Fund*                     Fund
                                                   2002         2001            2002        2001          2002        2001
From investment activities:

Operations:
  Net investment income (loss)                 $   (426)    $   (104)        $   (45)    $   (37)        $   (88)   $   (74)
  Net realized gain (loss) on
    investments                                  (5,122)     (14,058)           (643)       (681)         (1,448)    (6,096)
  Net change in net unrealized
    appreciation (depreciation)
    on investments during the
    period                                       (5,269)      (7,275)           (747)       (163)           (623)      (752)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                        (10,817)     (21,437)         (1,435)       (881)         (2,159)    (6,922)
  Distribution from net
    investment income                                 0            0               0           0               0          0
  Distribution from and in excess of
    short-term capital gains, net (b)                 0            0               0          (9)              0        (50)
  Distribution from and in excess of
    net realized gains                                0            0               0          (2)              0        (14)
  Return of Capital Distributions                     0            0               0           0               0          0
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from investment
  activities                                    (10,817)     (21,437)         (1,435)       (892)         (2,159)    (6,986)
------------------------------------------------------------------------------------------------------------------------------------
From capital transactions (Note 3):

Proceeds from shares sold                        12,338        4,194             434       1,304             533      1,203
Net asset value of shares
  issued through dividend
  reinvestment                                        0            0               0          10               0         62
Cost of shares redeemed                         (19,206)     (12,108)           (604)     (1,556)         (1,289)    (2,108)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from capital
  transactions                                   (6,868)      (7,914)           (170)       (242)           (756)      (843)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                                 (17,685)     (29,351)         (1,605)     (1,134)         (2,915)    (7,829)

Net assets at beginning
  of period                                      74,086      103,437           3,068       4,202           8,455     16,284
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                    $ 56,401     $ 74,086         $ 1,463     $ 3,068         $ 5,540    $ 8,455
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income                        $      0     $      0         $     0     $     0         $     0    $     0
------------------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Fund
** Formerly Large-Cap Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS                        December 31, 2003
(In Thousands)

                                             Blue                                     Intermediate            Government
                                             Chip               Balanced                  Bond               Money Market
                                             Fund**               Fund                    Fund                  Fund
                                       2002       2001       2002        2001       2002        2001       2002        2001
From investment activities:

Operations:
 Net investment income(loss)       $   (32)    $   (73)   $    73     $   191    $  1,234    $ 1,731     $    52     $   163
 Net realized gain (loss)
  on investments                      (596)     (2,812)      (390)     (1,497)        433       (684)          0           0
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                              (255)       (993)      (545)       (252)        857         63           0           0
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations              (883)     (3,878)      (862)     (1,558)      2,524      1,110          52         163
 Distribution from net
  investment income                      0           0        (85)       (191)     (1,234)    (1,742)        (52)       (163)
 Distribution from and in excess of
  short-term capital gains, net (b)      0           0          0          (4)          0       (460)          0           0
 Distribution from and in excess of
  net realized gains                     0          (9)         0         (10)          0       (240)          0           0
 Return of Capital Distribution          0           0          0           0           0        (87)          0           0
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from investment
  activities                          (883)     (3,887)      (947)     (1,763)      1,290     (1,419)          0           0
-----------------------------------------------------------------------------------------------------------------------------
From capital transactions
   (Note 3):

Proceeds from shares sold              343         425        402         412       5,389     14,692       2,118       2,409
Net asset value of shares issued
  through dividend reinvestment          0           9         84         201       1,000      2,067          51         162
Cost of shares redeemed               (612)       (923)    (1,751)     (1,528)    (14,127)    (7,877)     (2,261)     (2,905)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from capital transactions           (269)       (489)    (1,265)       (915)     (7,738)     8,882         (92)       (334)
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                     (1,152)     (4,376)    (2,212)     (2,678)     (6,448)     7,463         (92)       (334)
Net assets at beginning of period    3,023       7,399      6,530       9,208      32,857     25,394       4,167       4,501
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period        $ 1,871     $ 3,023    $ 4,318     $ 6,530    $ 26,409    $32,857     $ 4,075     $ 4,167
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income            $     0     $     0         (a)    $     1          (a)   $     0     $     0     $     0
-----------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Fund
** Formerly Large-Cap Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:
     Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization of under $3 billion. Effective January 1, 2003, the market capitalization restriction was removed. The Fund invests primarily in growth companies of all market capitalization ranges.

     Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

     Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

     Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

     Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $10 billion.

     Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

     Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

     Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

     (a)  Securities Valuation
          Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

     (b)  Use of Estimates
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

     (c)  Federal Income Taxes
          It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

          The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the losses amounted to $33,561,081 for the Monetta Fund, which will expire between December 31, 2009 and December 31, 2011; $1,891,124 for the Monetta Select Technology Fund, which will expire between December 31, 2009 and December 31, 2011; $7,878,727 for the Monetta Mid-Cap Equity Fund, which will expire between December 31, 2009 and December 31, 2010; $3,494,930 for the Monetta Blue Chip Fund, which will expire between December 31, 2009 and December 31, 2011; $2,250,764 for the Monetta Balanced Fund, which will expire between December 31, 2009 and December 31, 2011; and $924,895 for the Monetta Intermediate Bond Fund, which will expire between December 31, 2009 and December 31, 2010.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

     (d)  General
          Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method. Income received from class action settlements is recorded as other income when received.

     (e)  Distributions of Incomes and Gains
          Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. For the Monetta Fund, Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund, and Monetta Balanced Fund permanent book and tax differences relating to class action proceeds in the amount of $ 236,920, $14,465, $2,298, and $12,815, respectively, were reclassified from accumulated undistributed net realized gain (loss) to accumulated undistributed net investment income (loss).

          For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2002, the Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Select Technology Fund, and Monetta Fund had net operating losses of $86,340, $31,954, $29,552, and $189,425, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  Select     Mid-Cap   Blue              Intermediate   Government
                                      Monetta   Technology   Equity    Chip   Balanced       Bond          Money
                                       Fund        Fund       Fund     Fund     Fund         Fund       Market Fund
     --------------------------------------------------------------------------------------------------------------
     Undistributed Ordinary Income      --          --         --       --       576          538            --
     --------------------------------------------------------------------------------------------------------------

     The tax character of distributions paid during the calendar year ended December 31, 2002, were as follows:

                                                  Select     Mid-Cap   Blue              Intermediate   Government
                                      Monetta   Technology   Equity    Chip   Balanced       Bond          Money
                                       Fund        Fund       Fund     Fund     Fund         Fund       Market Fund
     --------------------------------------------------------------------------------------------------------------
     Ordinary Income                    --          --         --       --     85,726      1,233,398       51,984
     --------------------------------------------------------------------------------------------------------------

     (f)  Reclassifications
          Certain items have been reclassified to be consistent with the current year's presentation.

2.   RELATED PARTIES:
     Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2002, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

     Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly at the following annual rate:

                                       First $300 million in      Next $200 million in      Net assets over
                                             net assets                 net assets           $500 million
     Monetta Fund                               0.95%                      0.90%                 0.85%
     Monetta Select Technology Fund             0.75%                      0.70%                 0.65%
     Monetta Mid-Cap Equity Fund                0.75%                      0.70%                 0.65%
     Monetta Blue Chip Fund                     0.75%                      0.70%                 0.65%

     Monetta Balanced Fund                  0.40% of total net assets
     Monetta Intermediate Bond Fund         0.35% of total net assets
     Monetta Government Money Market Fund*  0.25% of total net assets


     From these fees the Adviser pays for all necessary office facilities, equipment and personal for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2002, for the Government Money Market Fund, were $10,480, and $4,192, respectively.

     Monetta Financial Services, Inc., as of December 31, 2002 owned 15,487 shares or 5.7% of the Select Technology Fund, 29,653 shares or 5.9% of the Balanced Fund and, 8,934 shares or 2.2% of the Blue Chip Fund. Monetta Financial Services, Inc. owns less than 1% of the Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3.   SUB-ADVISER:
     Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

4.   CAPITAL STOCK AND SHARE UNITS:
     There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

-----------------------------------------------------------------------------------------------------------
                                                                                                 Government
                                      Select     Mid-Cap                          Intermediate     Money
                          Monetta   Technology   Equity    Blue Chip   Balanced       Bond         Market
(In Thousands)             Fund        Fund*      Fund       Fund**      Fund         Fund          Fund

2001 Beginning Shares      8,781        312       1,380       506         719         2,453         4,501
-----------------------------------------------------------------------------------------------------------
Shares sold                  424        102         145        49          37         1,391         2,409

Shares issued upon
  dividend reinvestment        0          1           9         1          19           199           162

Shares redeemed           (1,236)      (121)       (266)     (105)       (140)         (755)       (2,905)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding     (812)       (18)       (112)      (55)        (84)          835          (334)

2002 Beginning Shares      7,969        294       1,268       451         635         3,288         4,167
-----------------------------------------------------------------------------------------------------------
Shares sold                1,475         57          93        59          42           536         2,118

Shares issued upon
  dividend reinvestment        0          0           0         0           9            99            51

Shares redeemed           (2,291)       (80)       (218)     (109)       (188)       (1,398)       (2,261)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding     (816)       (23)       (125)      (50)       (137)         (763)          (92)

Ending Shares              7,153        271       1,143       401         498         2,525         4,075
-----------------------------------------------------------------------------------------------------------

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended December 31, 2002, excluding short-term securities were: Monetta Fund, $252,769,241 and $272,759,608; Select Technology Fund (formerly Small-Cap), $1,982,297 and $2,038,714; Mid-Cap Fund, $15,248,902 and
     $16,203,622; Blue Chip Fund (formerly Large-Cap), $4,779,432 and $5,209,143; Balanced Fund, $6,732,804 and $8,128,367; and Intermediate Bond Fund, $45,659,264 and $48,088,378. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $1,003,337 and $1,634,227; and Intermediate Bond Fund, $27,912,139 and $30,168,779. Proceeds from sales of securities reported above do not reflect proceeds received from settlement of class action litigations as reported in the Statement of Operations.

6.   DISTRIBUTION PLAN:
     The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology (formerly Small-Cap), Mid-Cap, Blue Chip (formerly Large-Cap), Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.   FEES PAID INDIRECTLY:
     Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2002 are as follows: Monetta Fund, $98,133; Select Technology Fund, $14,051; Mid-Cap Fund, $15,559; Blue Chip Fund, $14,613; Balanced Fund, $12,126; Intermediate Bond Fund, $22,570 and Government Money Market Fund, $7,622. Expenses not specific to a fund are allocated across the funds as a percent of net assets. These expenses are reported on the Other Expenses line of the Statement of Operations.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------
8.   FINANCIAL HIGHLIGHTS:
     Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

--------------------------------------------------------------------------------
                                  MONETTA FUND
--------------------------------------------------------------------------------

                                                         2002      2001      2000      1999      1998

Net asset value at
  beginning of period                                   $9.296   $11.779   $22.711   $14.964   $17.274
-------------------------------------------------------------------------------------------------------

Net investment income (loss)                            (0.056)   (0.013)   (0.021)    0.075    (0.104)

Net realized and unrealized gain
     (loss) on investments                              (1.355)   (2.470)   (3.911)    7.672    (1.554)
-------------------------------------------------------------------------------------------------------

Total from investment
   operations:                                          (1.411)   (2.483)   (3.932)    7.747    (1.658)
-------------------------------------------------------------------------------------------------------

Less:
 Distributions from net investment
  income                                                 0.000     0.000    (0.095)    0.000     0.000

 Distributions from short-term capital
  gains, net (a)                                         0.000     0.000    (4.925)    0.000    (0.283)

 Distributions from net realized gains                   0.000     0.000    (1.980)    0.000    (0.369)
-------------------------------------------------------------------------------------------------------

Total distributions                                      0.000     0.000    (7.000)    0.000    (0.652)
-------------------------------------------------------------------------------------------------------

Net asset value at end of period                        $7.885    $9.296   $11.779   $22.711   $14.964
-------------------------------------------------------------------------------------------------------

Total return                                           (15.27%)  (21.05%)  (15.97%)   51.80%    (9.03%)

Ratio to average net assets:
  Expenses-Net                                           1.65%     1.49%     1.32%     1.45%     1.36%
  Expenses-Gross(b)                                      1.80%     1.55%     1.32%     1.45%     1.36%
  Net investment income                                 (0.66%)   (0.12%)   (0.09%)    0.50%    (0.64%)
  Portfolio turnover                                    609.1%    469.5%    353.8%    210.9%    107.5%
Net assets ($ millions)                                  $56.4     $74.1    $103.4    $135.7    $124.7
-------------------------------------------------------------------------------------------------------

(a) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

-------------------------------------------------------------------------------------------------------
                           SELECT TECHNOLOGY FUND (formerly Small-Cap Fund)
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period      $10.414      $13.450      $21.831       $13.396     $13.900
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                 (0.158)      (0.125)      (0.274)       (0.264)     (0.272)
Net realized and unrealized gain (loss)
  on investments                             (4.858)      (2.875)      (4.182)        8.699      (0.136)
-------------------------------------------------------------------------------------------------------
Total from investment operations             (5.016)      (3.000)      (4.456)        8.435      (0.408)
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income    0.000        0.000        0.000         0.000       0.000
  Distributions from short-term capital
    gains, net                                0.000       (0.030)      (3.160)        0.000      (0.096)
  Distributions from net realized gains       0.000       (0.006)      (0.765)        0.000       0.000
-------------------------------------------------------------------------------------------------------
Total distributions                           0.000       (0.036)      (3.925)        0.000      (0.096)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $5.398      $10.414      $13.450       $21.831     $13.396
-------------------------------------------------------------------------------------------------------
Total return*                               (48.13%)     (22.34%)     (18.74%)       62.91%      (2.81%)
Ratios to average net assets:
  Expenses - Net* (a)                         2.50%        2.50%        1.95%         2.36%       2.39%
  Expenses - Gross* (b)                       5.27%        2.91%        1.95%         2.36%       2.39%
  Net investment income                      (2.24%)      (1.10%)      (1.33%)       (1.82%)     (2.04%)
  Portfolio turnover                        104.84%       472.1%       492.6%        265.0%      200.4%
Net assets ($ thousands)                     $1,463       $3,068       $4,202        $5,332      $3,980
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                          MID-CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $6.670      $11.802      $20.355       $13.571     $14.975
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                 (0.074)      (0.056)      (0.119)       (0.099)      0.022
Net realized and unrealized gain (loss)
  on investments                             (1.747)      (5.025)      (2.704)        7.225      (0.266)
-------------------------------------------------------------------------------------------------------
Total from investment operations             (1.821)      (5.081)      (2.823)        7.126      (0.244)
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income    0.000        0.000        0.000         0.000      (0.022)
  Distributions from short-term capital
    gains, net                                0.000       (0.039)      (4.270)       (0.342)     (0.477)
  Distributions from net realized gains       0.000       (0.012)      (1.460)        0.000      (0.661)
-------------------------------------------------------------------------------------------------------
Total distributions                           0.000       (0.051)      (5.730)       (0.342)     (1.160)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $4.849       $6.670      $11.802       $20.355     $13.571
-------------------------------------------------------------------------------------------------------
Total return                                (27.29%)     (43.05%)     (12.69%)       53.39%      (0.85%)
Ratios to average net assets:
  Expenses - Net (a)                          1.89%        1.45%        1.21%         1.25%       1.21%
  Expenses - Gross (b)                        2.12%        1.58%        1.21%         1.25%       1.21%
  Net investment income                      (1.31%)      (0.71%)      (0.56%)       (0.67%)      0.15%
  Portfolio turnover                        235.84%       328.3%       194.6%        170.4%      237.6%
Net assets ($ thousands)                     $5,540       $8,455      $16,284       $19,458     $18,920
-------------------------------------------------------------------------------------------------------

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Select Technology Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.21% and 2.53% for the period ended December 31, 2002 and for the year ended December 31, 2001, respectively.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements                                  December 31, 2002

--------------------------------------------------------------------------------------------------------
                                BLUE CHIP FUND (formerly Large-Cap Fund)
--------------------------------------------------------------------------------------------------------
                                               2002         2001         2000         1999         1998
Net asset value at beginning of period        $6.707      $14.610      $20.062      $13.437      $13.359
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                  (0.076)      (0.154)      (0.197)      (0.147)      (0.068)
Net realized and unrealized
  gain (loss) on investments                  (1.968)      (7.729)      (2.837)       7.297        1.074
--------------------------------------------------------------------------------------------------------
Total from investment operations              (2.044)      (7.883)      (3.034)      (7.150)      (1.006)
--------------------------------------------------------------------------------------------------------
Less:
  Distributions from net
    investment income                          0.000        0.000        0.000        0.000        0.000
  Distributions from short-term
    capital gains, net                         0.000        0.000       (0.108)      (0.078)      (0.714)
  Distributions from net
    realized gains                             0.000       (0.020)      (2.310)      (0.447)      (0.214)
--------------------------------------------------------------------------------------------------------
Total distributions                            0.000       (0.020)      (2.418)      (0.525)      (0.928)
--------------------------------------------------------------------------------------------------------
Net asset value at end of period              $4.663       $6.707      $14.610      $20.062      $13.437
--------------------------------------------------------------------------------------------------------
Total return                                 (30.55%)     (53.94%)     (14.96%)      53.98%        8.99%
  Ratios to average net assets:
  Expenses - Net (a)                           2.50%        2.38%        1.61%        1.66%        1.86%
  Expenses - Gross (b)                         4.75%        2.72%        1.61%        1.66%        1.86%
  Net investment income                       (1.37%)      (1.76%)      (0.99%)      (0.91%)      (0.52%)
  Portfolio turnover                         209.91%       394.1%       155.6%        81.4%       207.5%
Net assets ($ thousands)                      $1,871       $3,023       $7,399       $9,298       $4,185
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              BALANCED FUND
--------------------------------------------------------------------------------------------------------
                                               2002         2001         2000         1999         1998
Net asset value at beginning of period       $10.282      $12.813      $16.268      $14.476      $14.078
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                   0.129        0.279        0.318        0.239        0.290
Net realized and unrealized
    gain (loss) on investments                (1.596)      (2.504)      (1.173)       3.741        0.838
--------------------------------------------------------------------------------------------------------
Total from investment operations              (1.467)      (2.225)      (0.855)       3.980        1.128
--------------------------------------------------------------------------------------------------------
Less:
  Distributions from net
    investment income                         (0.155)      (0.284)      (0.310)      (0.265)      (0.286)
  Distributions from short-term
    capital gains, net                         0.000       (0.007)      (0.850)      (1.468)      (0.389)
  Distributions from net
    realized gains                             0.000       (0.015)      (1.440)      (0.455)      (0.055)
--------------------------------------------------------------------------------------------------------
Total distributions                           (0.155)      (0.306)      (2.600)      (2.188)      (0.730)
--------------------------------------------------------------------------------------------------------
Net asset value at end of period              $8.660      $10.282      $12.813      $16.268      $14.476
--------------------------------------------------------------------------------------------------------
Total return                                 (14.28%)     (17.34%)      (5.15%)      29.60%        8.59%
Ratios to average net assets:
  Expenses - Net (a)                           1.57%        1.10%        0.96%        0.95%        0.84%
  Expenses - Gross (b)                         1.80%        1.23%        0.96%        0.95%        0.84%
  Net investment income                        1.39%        2.58%        1.94%        1.55%        2.06%
  Portfolio turnover                          131.06%       211.5%       167.4%        71.3%       127.7%
Net assets ($ thousands)                      $4,318       $6,530       $9,208       $9,449      $14,489
========================================================================================================

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Blue Chip Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.13% for the period ended December 31, 2002.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

-------------------------------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
-------------------------------------------------------------------------------------------------------
                                        INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $9.993      $10.352      $10.244       $10.652     $10.445
-------------------------------------------------------------------------------------------------------
Net investment income                         0.425        0.587        0.691         0.602       0.592
Net realized and unrealized gain (loss)
  on investments                              0.473       (0.121)       0.102        (0.435)      0.269
-------------------------------------------------------------------------------------------------------
Total from investment operations              0.898        0.466        0.793         0.167       0.861
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income   (0.430)      (0.589)      (0.685)       (0.565)     (0.577)
  Distributions from short-term capital
    gains, net                                0.000       (0.163)       0.000        (0.004)     (0.038)
  Distributions from net realized gains       0.000       (0.073)       0.000        (0.006)     (0.039)
-------------------------------------------------------------------------------------------------------
Total distributions                          (0.430)      (0.825)      (0.685)       (0.575)     (0.654)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period            $10.461       $9.993      $10.352       $10.244     $10.652
-------------------------------------------------------------------------------------------------------
Total return                                  9.24%        4.44%        8.13%         1.60%       8.38%
Ratios to average net assets:
  Expenses - Net (a)                          0.76%        0.65%        0.57%         0.54%       0.55%
  Expenses - Gross (b)                        0.84%        0.73%        0.69%         0.74%       0.75%
  Net investment income                       4.21%        5.57%        6.82%         5.78%       5.59%
  Portfolio turnover                        163.91%       263.0%       120.3%        115.2%       52.0%
Net assets ($ thousands)                    $26,409      $32,857      $25,394       $19,873      $6,676
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                     GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $1.000       $1.000       $1.000        $1.000      $1.000
-------------------------------------------------------------------------------------------------------
Net investment income                         0.012        0.036        0.059         0.047       0.051
Net realized and unrealized gain (loss)
  on investments                              0.000        0.000        0.000         0.000       0.000
-------------------------------------------------------------------------------------------------------
Total from investment operations              0.012        0.036        0.059         0.047       0.051
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income   (0.012)      (0.036)      (0.059)       (0.047)     (0.051)
  Distributions from short-term capital
    gains, net                                0.000        0.000        0.000         0.000       0.000
  Distributions from net realized gains       0.000        0.000        0.000         0.000       0.000
-------------------------------------------------------------------------------------------------------
Total distributions                          (0.012)      (0.036)      (0.059)       (0.047)     (0.051)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $1.000       $1.000       $1.000        $1.000      $1.000
-------------------------------------------------------------------------------------------------------
Total return                                  1.25%        3.67%        6.03%         4.85%       5.24%
Ratios to average net assets:
  Expenses - Net (a)                          0.46%        0.38%        0.40%         0.35%       0.32%
  Expenses - Gross (b)                        1.24%        1.09%        0.74%         0.70%       0.68%
  Net investment income                       1.24%        3.61%        5.89%         4.71%       5.11%
  Portfolio turnover                            N/A          N/A          N/A           N/A         N/A
Net assets ($ thousands)                     $4,075       $4,167       $4,501        $3,700      $4,095
-------------------------------------------------------------------------------------------------------

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 0.64% and 0.88% for the years ended December 31, 2002 and December 31, 2001, respectively.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Select Technology Fund (formerly Small-Cap Fund), Mid-Cap Equity Fund, Blue Chip Fund (formerly Large-Cap Fund), Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                                      /s/ KPMG LLP



Chicago, Illinois
February 4, 2003

--------------------------------------------------------------------------------
Directors/Trustees
--------------------------------------------------------------------------------

Name (age)                            Principal Occupation During Past 5 Years              Other Directorships and
Position(s) Held with Fund/Trust                                                            Affiliations

Independent ("disinterested") Directors/Trustees

John L. Guy (50)                      Executive Assistant, Wachovia Corp. (formerly         Director Boys & Girls Club
Trustee since 1993                    First Union Nat'l Bank), Business Banking,            of Chicago
Director since 1998                   General Bank Group, since Nov. 1999;
                                      President, Heller Small Business Lending
                                      Corporation (formerly Heller First Capital Corp.),
                                      May 1995 to Nov. 1999.

Marlene Zielonka Hodges (54)          Director of Finance for Women's Apparel,
Director and Trustee since 2001       Sears Roebuck & Company from 1970 retired
                                      November 2001.

Mark F. Ogan (60)                     President, DuPage Capital Management, Ltd.,           Director JMI-USA, Inc.
Director since 1988                   since April 1995.                                     and Director Montini
Trustee since 1993                                                                          Catholic High School.

William M. Valiant (77)               Director of Monetta Financial Services, Inc.,
Trustee since 1993                    (Adviser), February 1991 to 1997;
Director since 2001                   Vice President and Treasurer, Borg-Warner
                                      Corporation, retired, July 1990.

Inside ("interested") Directors/Trustees

Robert S. Bacarella (53)              Chairman, Chief Executive Officer and                 Wheaton Police Pension
Director and President since 1985     President since April 1997; Chairman and              Board, 1994 to 2001.
Trustee and President since 1993      Chief Executive Officer of Adviser, 1996 to
                                      1997; President of the Adviser 1984 to 1996;
                                      Director of the Adviser since 1984

John W. Bakos (55)                    Division Placement Manager, Sears, Roebuck
Director since 1985                   & Co., since 1969.
Trustee since 1996

Maria Cesario DeNicolo (53) Chief     Financial Officer of the Adviser, since
Director and Trustee since 2001       May 1997; Secretary and Treasurer of the Chief
Financial Officer since               Adviser since 1996; Director of the Adviser 1998
Treasurer of the Fund and Trust       since 1995
  since 1993 & 1994, respectively
Secretary of the Fund and Trust
  since 1998 & 1993, respectively

All of the above Directors and Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta
Fund and Monetta Trust, respectively, to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the six funds in the Monetta Trust. The address for each director is the
Adviser's office.

                                                                   -------------
Monetta Family of Mutual Funds                                       PRESORTED
1776-A South Naperville Road                                         STANDARD
Suite 100                                                          U.S. Postage
Wheaton, IL 60187-8133                                                 PAID
                                                                      Monetta
                                                                   -------------